SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             ------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OF 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 22, 2001
                                                  -----------------------------
                       Atlantic City Electric Company
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               Exact Name of Registrant Specified in Charter


  New Jersey                        1-3559                      21-0398280
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(State or Other Jurisdiction     (Commission               (IRS Employer
       of Incorporation)          File Number)          Identification No.)

 800 King Street, P.O. Box 231, Wilmington, Delaware                19899
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code  (302) 429-3018
                                                   ----------------------------

       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         As previously reported in Note 11 to the Consolidated Financial Statements included in Item 8 of Part II of Atlantic City Electric Company's ("ACE") 2000 Annual Report on Form 10-K, ACE and Delmarva Power & Light Company ("DPL") entered into agreements with NRG Energy, Inc. ("NRG") for the sale of their respective interests in non-strategic baseload fossil fuel- fired electric generating plants in January 2000.

         To facilitate the future completion of these sales by ACE, ACE agreed to alter its agreements with NRG and NRG Power Marketing, Inc., an affiliate of NRG ("NRG Power"), effective June 22, 2001, as follows:

         o ACE entered into amendments to its sales agreements with NRG to provide for the separate sale by ACE of its interests in each of (i) Deepwater Station, (ii) B.L. England Station, and (iii) Conemaugh and Keystone Stations, in each case, subject to the receipt of the required approvals from the New Jersey Board of Public Utilities and the satisfaction of other closing conditions;

         o ACE entered into amendments to its sales agreements with NRG to provide for the extension of the termination dates of the sale agreements between ACE and NRG relating to Deepwater Station, Conemaugh and Keystone Stations and B.L. England Station; and

         o ACE terminated its existing power purchase agreement with NRG Power.

         Subject to the receipt of the required approvals from the New Jersey Board of Public Utilities and the satisfaction of other closing conditions, Conectiv expects the sale by ACE of certain electric generating assets to be completed during 2001. However, there can be no assurances that such approvals will be obtained, or that such sales will be completed.

         The description of the transactions set forth herein is qualified in its entirety by reference to the sales agreements between ACE and NRG, including the respective amendments thereto, copies of which are filed as exhibits to this report and incorporated by reference herein.

         On June 25, 2001, Conectiv issued a press release relating to such transactions, a copy of which is filed as an exhibit to this report and is incorporated by reference herein.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

2.1 Purchase and Sale Agreement by and between Atlantic City Electric Company and NRG Energy, Inc., dated as of January 18, 2000 (wholly owned electric generating plants) (Incorporated by reference to
         Exhibit 10-B to Atlantic City Electric Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000).

2.2 Purchase and Sale Agreement by and between Atlantic City Electric Company and NRG Energy, Inc., dated as of January 18, 2000 (jointly owned electric generating plants) (Incorporated by reference to Exhibit 10-C to Atlantic City Electric Company's Annual Report on Form 10-K for the fiscal year ended December 31,
         2000).

2.3 Amendment to the Purchase and Sale Agreement by and between Atlantic City Electric Company and NRG Energy, Inc., dated as of June 22, 2001 (wholly owned electric generating plants) (Filed herewith).

2.4 Amendment to the Purchase and Sale Agreement by and between Atlantic City Electric Company and NRG Energy, Inc., dated as of June 22, 2001 (jointly owned electric generating plants) (Filed herewith).

99.1     Press release issued by Conectiv dated June 25, 2001 (Filed herewith).


                                 SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ATLANTIC CITY ELECTRIC COMPANY


                       By:    /s/ John C. Van Roden
                          -----------------------------------------------------
                                  John C. Van Roden
                                  Chief Financial Officer



June 28, 2001


                                                                 EXHIBIT 2.3


                                                   ACE WHOLLY OWNED AGREEMENT


                                 AMENDMENT
                                   TO THE
                        PURCHASE AND SALE AGREEMENT
                               BY AND BETWEEN
                       ATLANTIC CITY ELECTRIC COMPANY
                                    AND
                              NRG ENERGY, INC.


                  AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (the "Amendment") by and between Atlantic City Electric Company, a New Jersey corporation ("ACE" or "Seller"), and NRG Energy, Inc., a Delaware corporation ("Buyer"), dated as of June 22, 2001. Seller and Buyer may each be referred to herein individually as a "Party" and collectively as the "Parties." Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Agreement (as defined below).

                  WHEREAS, Seller and Buyer are Parties to that certain Purchase and Sale Agreement, dated as of January 18, 2000 (the
"Agreement"), providing for the sale and assignment by Seller of the Purchased Assets and the Assumed Liabilities and the purchase and assumption by Buyer of the Purchased Assets and the Assumed Liabilities, upon the terms and conditions set forth in the Agreement; and

                  WHEREAS, the Closing of the transactions contemplated by the Agreement, the ACE Related Purchase Agreement and the DP&L Related Purchase Agreements has been unexpectedly delayed; and

                  WHEREAS, as a result of the delay of the Closing, the Parties desire to amend the Agreement as set forth herein, the ACE Related Purchase Agreement and the DP&L Related Purchase Agreements as set forth in the respective amendments to such agreements, which are being entered into simultaneously with this Amendment, to, among other things, extend the termination date of the Agreement, the ACE Related Purchase Agreement and the DP&L Related Purchase Agreements.


                  NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:


                                 ARTICLE I

              Amendment of Certain Provisions of the Agreement

                  Section 1.1 Certain Definitions. Section 1.1 of the Agreement is hereby amended to include the following additional provisions:

         (155) "ACE Master Power Purchase Agreement" means the Master Power Purchase Agreement between ACE and NRG Power Marketing Inc., dated April 11, 2001, as amended through the date hereof, and attached as Exhibit J to this Agreement.

         (156) "ACE 400 MWh Energy Purchase Confirmation" means the transaction confirmation letter, dated April 11, 2001, as amended, through the date hereof, issued by ACE to NRG Power Marketing Inc. under the ACE Master Power Purchase Agreement, relating to the purchase of 400 MWh of firm electric energy, and attached as Exhibit K to this Agreement.

         (157) "ACE 400 MW Capacity Purchase Confirmation" means the transaction confirmation letter, dated April 11, 2001, as amended through the date hereof, issued by ACE to NRG Power Marketing Inc. under the ACE Master Power Purchase Agreement, relating to the purchase of 400 MW of firm electric PJM capacity credits, and attached as Exhibit L to this Agreement.

         (158) "B.L. England Station Transactions" means the transactions contemplated by this Agreement to the extent relating to the B.L. England Station, it being understood that such transactions, together with the Deepwater Station Transactions, constitute and include all of the transactions contemplated by this Agreement.

         (159) "Deepwater Station Transactions" means the transactions contemplated by this Agreement to the extent relating to the Deepwater Station, it being understood that such transactions, together with the B.L. England Station Transactions, constitute and include all of the transactions contemplated by this Agreement.

         (160) "Deepwater Substation" means the name of the industrial establishment as to which ACE has filed a Remediation Agreement Application pursuant to ISRA.

         (161) "Distribution Substation Yard" means Distribution Substation Yard as such term is used in the Remediation Agreement
         Applications submitted by Deepwater Power LLC and ACE pursuant to ISRA for the Deepwater Station and Deepwater Substation, respectively.

         (162) "Initial Additional NOx Emission Allowances" means the amount of additional NOx Emission Allowances Seller will owe Buyer after Closing or Buyer will owe Seller after Closing as determined by Section 6.15(b)(ii).

         (163) "Main Substation Yard" means Main Substation Yard as such term is used in the Remediation Agreement Applications submitted by Deepwater Power LLC and ACE pursuant to ISRA for the Deepwater Station and Deepwater Substation, respectively.

         (164) "Supplemental Prorated NOx Emission Allowances" means the amount of NOx Emission Allowances calculated in accordance with
         Section 6.15(b)(iii).

                  Section 1.2   Closing.

                           (a)  Section 3.1 of the Agreement is hereby amended
by renumbering such section as Section 3.1(a).

                           (b)  Section 3.1 of the Agreement is hereby amended
to include the following additional provisions:

         "(b) Notwithstanding any provision hereof to the contrary, the Parties acknowledge and agree that, in the event that the conditions precedent to the Closing set forth in Sections 7.1 (a) and (c), and Sections 7.2 (a), (c), and (g) of this Agreement, shall have been satisfied or, to the extent permitted by applicable Law, waived by the Party for whose benefit such conditions precedent exist, but only with respect to the B.L. England Station Transactions or the Deepwater Station Transactions, but not both, then the Parties shall proceed to consummate the transactions for which such conditions have been so satisfied or waived in accordance with this Section 3.1 with the following effect:

         (i) with respect to such of the B. L. England Station Transactions or the Deepwater Station Transactions as are first consummated by the Parties hereunder (such transactions referred to as the "First Transactions" and such Station referred to as the "First Station"), the terms "Closing" and "Closing Date", as used herein, shall mean, with respect to the representations, warranties, covenants and agreements set forth herein relating to such First Station, including the Purchased Assets, Excluded Assets, Assumed Liabilities and Excluded Liabilities relating thereto, the Closing of the First Transactions and the date on which such Closing actually occurs, respectively;

         (ii) with respect to such of the B. L. England Station Transactions or the Deepwater Station Transactions as are last consummated by the Parties hereunder (such transactions referred to as the "Last Transactions" and such Station referred to as the "Last Station"), the terms "Closing" and "Closing Date", as used herein, shall mean, with respect to the representations, warranties, covenants and agreements set forth herein relating to such Last Station, including the Purchased Assets, Excluded Assets, Assumed Liabilities and Excluded Liabilities relating thereto, the Closing of the Last Transactions and the date on which such Closing actually occurs, respectively;

         (iii) (A) no representation or warranty contained in this Agreement with respect to the First Transactions or the First Station shall survive the Closing of the First Transactions, and
         (B) no representation or warranty contained in this Agreement with respect to the Last Transactions or the Last Station shall terminate by reason of the Closing of the First Transactions or survive the Closing of the Last Transactions;

         (iv) all covenants and agreements of the Parties contained in the Agreement to the extent relating to the First Transactions which, in accordance with their respective terms, are to be performed and complied with (A) prior to or at the Closing shall be of no further force or effect after the Closing of the First Transactions or (B) on or prior to the Closing Date shall be of no further force or effect after the Closing Date of the First Transactions, in each case, solely to the extent relating to the First Transactions; provided that no Party hereto shall be relieved of any liability hereunder for any wilful breach of its obligations hereunder;

         (v) all covenants and agreements of the Parties contained in the Agreement to the extent relating to the First Transactions which, in accordance with their respective terms, are to be performed and complied with (A) after the Closing Date shall be performed or complied with after the Closing Date of the First Transactions or
         (B) after the Closing shall be performed or complied with after the Closing of the First Transactions, in each case, solely to the extent relating to the First Transactions;

         (vi) all covenants and agreements of the Parties contained in the Agreement to the extent relating to the Last Transactions which, in accordance with their respective terms, are to be performed and complied with (A) prior to or at the Closing shall be of no further force or effect after the Closing of the Last Transactions or (B) on or prior to the Closing Date shall be of no further force or effect after the Closing Date of the Last Transactions, in each case, solely to the extent relating to the Last Transactions; provided that no Party hereto shall be relieved of any liability hereunder for any wilful breach of its obligations hereunder;

         (vii) all covenants and agreements of the Parties contained in the Agreement to the extent relating to the Last Transactions which, in accordance with their respective terms, are to be performed and complied with (A) after the Closing Date shall be performed or complied with after the Closing Date of the Last Transactions or
         (B) after the Closing shall be performed or complied with after the Closing of the Last Transactions, in each case, solely to the extent relating to the Last Transactions, it being understood that no Party shall have any obligation to perform or comply with any such covenant or agreement after the Closing Date or the Closing of the First Transaction and prior to or at the Closing Date or the Closing of the Last Transaction; and

         (viii) all conditions to the respective obligations of the Parties to effect the transactions contemplated by this Agreement and set forth in Article VII shall, from and after the Closing of the First Transaction, be of no further force or effect with respect to the First Transaction."

                  Section 1.3 Relationship of the Agreement and the Related Purchase Agreements. Section 3.9 of the Agreement is hereby amended by deleting such Section in its entirety.

                  Section 1.4 Employees.

                           (a)  Section 6.8(g) of the Agreement is hereby
amended and restated in its entirety to read as follows:

         "(g) As soon as practicable, and in any event within ninety (90) days after the Closing Date, Buyer shall establish or make available to Transferred Union Employees a defined contribution pension plan (or plans) and trust (or trusts) intended to qualify under Sections 401(a) and 501(a) of the Code (such plan or plans referred to as "Buyer's Savings Plan") in which all Transferred Union Employees shall be eligible to participate as of the later of the Closing Date or the Buyer's Savings Plan's effective date. Buyer's Savings Plan shall provide for deferral options and employer matching contributions with respect to the Transferred Union Employees who are participants in the Conectiv Savings & Investment Plan and the Atlantic City Electric Co. Savings Plan B (collectively, "Seller's Savings Plans") as of the Closing Date (such employees, the "Transferred Savings Employees") that are no less favorable than those provided as of immediately prior to the Closing Date to the Transferred Savings Employees under the Seller's Savings Plans. Buyer shall provide a make-whole payment outside of Buyer's Savings Plan to reflect lost matching contributions on account of any delay in enrollment to any Transferred Employee who enrolls in Buyer's Savings Plan within the first thirty (30) days after the Closing. Contributions to the Seller's Savings Plans with respect to the Transferred Savings Employees shall cease effective as of the Closing Date, subject to
         Section 6.8(l). Each Transferred Savings Employee shall be afforded the option of transferring his or her account balance into the Buyer's Savings Plan; provided, however, that if Seller is able to obtain a favorable ruling from the Internal Revenue Service to the effect that the consummation of the transactions contemplated hereby shall constitute a sale of substantially all of the assets used in a trade or business within the meaning of
         Section 401(k)(10) of the Code, each Transferred Savings Employee shall be afforded the option of rolling over his or her account balance into the Buyer's Savings Plan. Such transfers or rollovers shall satisfy the requirements of Section 414(l) of the Code and
         Section 208 of ERISA and shall be in the form of cash or other property, as Seller and Buyer shall mutually agree prior to such transfer or rollover. Each Transferred Savings Employee shall be treated as a terminated employee, and shall be afforded the opportunity to receive a distribution from Seller's Savings Plans, to elect a direct rollover of such distribution into Buyer's Savings Plan, or to leave his or her account balance in Seller's Savings Plans (if such balance exceeds $5,000). Any such rollovers shall satisfy the requirements of Section 208 of ERISA and shall be in the form of cash or other property, as Seller and Buyer shall mutually agree prior to such rollover. Prior to such rollover, Buyer will provide Seller with such documents and other information as Seller shall reasonably request to assure itself that Buyer's Savings Plan and the trust or trusts established pursuant thereto contain participant loan provisions and procedures necessary to effect the orderly transfer of participant loan balances associated with the rollover. Notwithstanding anything in this Section 6.8(f) to the contrary, no such rollover shall take place unless and until Seller has received written evidence of the adoption of Buyer's Savings Plan and the trust (or trusts) thereunder by Buyer and either (A) a copy of a favorable determination letter issued by the Internal Revenue Service and satisfactory to Seller's counsel with respect to Buyer's Savings Plan or (B) an opinion, satisfactory to Seller's counsel, of Buyer's counsel to the effect that the terms of Buyer's Savings Plan and its related trust or trusts qualify under Sections 401(a) and 501(a) of the Code. Buyer and Seller shall provide each other with such records and information as may be necessary or appropriate to carry out their obligations under this Section 6.8(f) for the purposes of administration of Buyer's Savings Plan, and they shall cooperate in the filing of documents required by the transactions described herein."

                           (b)   Section 6.8 of the Agreement is hereby amended
to include the following additional provisions:

         "(k) Within sixty (60) days after the Closing, Seller shall (a) provide Buyer with a written statement setting forth the number of unused hours of vacation, accrued vacation, carryover vacation, perfect attendance holidays and floating holidays accrued during the period commencing on January 1 of the year during which the Closing occurs and ending on the day immediately preceding the Closing Date ("Accrued and Unused Vacation") for Transferred Non-Union Employees and (b) transfer funds to Buyer in an amount sufficient to pay for Accrued and Unused Vacation, such amount to be based on the wages and salaries of Transferred Non-Union Employees in effect on the day immediately preceding the Closing Date; provided that, upon receipt of notice from Seller, Buyer shall promptly reimburse Seller for any and all payments in respect of Accrued and Unused Vacation made by Seller to Transferred Non-Union Employees after the Closing, whether as the result of any suit, action or proceeding, or otherwise. From and after the Closing, Buyer shall recognize the right of Transferred Employees to Accrued and Unused Vacation during the remainder of the year during which the Closing occurs and, with respect to Transferred Union Employees, in accordance with the applicable IBEW Collective Bargaining Agreement and applicable Law.

         (l) In the event that the Closing Date occurs on any day other than the day immediately following the day on which any regular pay period of Seller relating to any Transferred Employees ends, then, notwithstanding Buyer's obligations hereunder, in order to accommodate Buyer's request, Seller shall, in respect of such period, (i) pay to such Transferred Employees the salary or wages to which such Transferred Employees are entitled, (ii) pay to the applicable Governmental Authorities all required amounts in respect of payroll and similar withholding Taxes relating to such salaries and wages, and (iii) make any regular deposits or contributions, including deposits or contributions of matching funds to Seller's Benefit Plans on behalf of such Transferred Employees. Buyer shall, within 30 days after the Closing, reimburse Seller for all amounts in respect of such salaries, wages, Taxes, deposits and contributions to the extent relating to the period from and after the Closing Date."

                  Section 1.5  Environmental Matters.

                           (a)  Section 6.10(c)(i) is hereby amended as
follows:

                                    (i) by adding, at the beginning of the
         first sentence, the phrase "Except as set forth in subsection
         (iii) below, "; and

                                    (ii) by deleting the phrase at the
         beginning of second sentence, "Notwithstanding anything to the contrary herein," and replacing it with the phrase
         "Notwithstanding anything to the contrary herein, and subject to
         Section 6.10(c)(iii),".

                           (b)  Section 6.10(c) is hereby amended to include
the following additional provision:

         "(iii) Notwithstanding the above, Seller, to the extent authorized by the NJDEP, shall be responsible for compliance with ISRA after the Closing with respect to the Main Substation Yard and the Distribution Substation Yard for the Deepwater Station and shall be responsible for the costs incurred in connection with such compliance, provided, that Buyer shall reimburse Seller for all costs or Indemnifiable Losses incurred to the extent that such costs or Indemnifiable Losses arise in connection with the investigation or Remediation of contamination arising from or relating to assets (including the oil filter house and the subsurface vault located in the Main Substation Yard) other than the Transmission Assets."

                           (c)   Section 6.15(a) is hereby amended by
renumbering such section as Section 6.15(a)(i).

                           (d)   Section 6.15(a) is hereby amended to include
the following additional provision:

         "(ii) In furtherance, but not in limitation of Section 3.1(b), if the B.L. England Station and the Deepwater Station are not transferred to Buyer at the same time, the SO2 Allowances and NOx Emission Allowances that have been allocated to or are otherwise related to the Last Station, as set forth on Schedules 2.1(g) and 2.1(h), shall not be transferred to Buyer and shall remain the property of Seller until such time as the Last Station is transferred to Buyer. In addition, in calculating whether Seller owes Buyer additional Emission Allowances as a result of Seller's operation of the Stations prior to the Closing or whether Buyer owes Seller additional Emission Allowances, as set forth in
         Section 6.15(b), the Parties shall not make any such calculations with respect to the Last Station until such time as the Last Station is transferred to Buyer; provided that nothing herein is intended to relieve the Parties from their obligations to make such calculations with respect to the First Station."

                           (e)   Section 6.15(b)(ii) is hereby amended and
restated in its entirety to read as follows:

         "(ii)    Initial Additional NOx Emission Allowances.

                  (A) Seller shall provide Initial Additional NOx Emission Allowances to Buyer based on the following formula: (1) Seller's emissions of NOx (in tons) from the units subject to the NOx
         Budget Program of New Jersey for the period of the year from and including May 1 of the year in which the transaction closes up to but not including the Closing Date, or September 30 of said year, whichever comes first; minus (2) Seller's Initial Prorated NOx Emission Allowances. Seller's Initial Prorated NOx Emission Allowances shall be determined by adding all of the NOx Emission Allowances set forth on Schedule 6.15(b)(ii) from and including
         May 1 of the year the transaction closes up to but not including the Closing Date, or September 30 of the year the transaction closes, whichever comes first. If the result of this calculation is less than zero, then Buyer shall transfer to Seller an amount of Initial Additional NOx Emission Allowances equal to the absolute value of the result of the calculation set forth in this subsection.

                  (B) If Schedule 6.15(b)(ii) and Schedule 6.15(b)(iii) are not finalized as of the date of the execution of this Agreement, Seller hereby covenants to act in good faith to promptly prepare such schedules after the relevant Governmental Authority finalizes the initial allocation of NOx Emission Allowances for the year 2001. Schedule 6.15(b)(ii) shall be prepared as follows. First, Seller shall develop a projection of its NOx emissions for each of the Purchased Assets for each calendar day from May 1, 2001 to and including September 30, 2001. Second, Seller shall take the NOx Emission Allowances set forth on Schedule 2.1(g) for each Purchased Asset for the year 2001 and allocate the NOx Emission Allowances to each calendar day for the period May 1, 2001 to and including September 30, 2001, so that for each such calendar day, the ratio of said NOx Emission Allowances to the total number of NOx Emission Allowances for the Purchased Asset set forth on
         Schedule 2.1(g) for the year 2001 shall equal the ratio of the projected NOx emissions for each such calendar day to the total number of projected NOx emissions for the Purchased Asset for the period May 1, 2001 to and including September 30, 2001. When completed, Schedule 6.15(b)(ii) shall be a day-by-day schedule of NOx Emission Allowances for each of the Purchased Assets. The final form and substance of Schedule 6.15(b)(ii) shall be subject to the agreement of Seller and Buyer, acting in good faith, consistent with the terms of this subsection. Schedule 6.15(b)(iii) shall be based on the ratios calculated in connection with the development of Schedule 6.15(b)(ii)."

                           (f)   Section 6.15(b)(iii) is hereby amended by
renumbering such section as Section 6.15(b)(iv) and is hereby amended and restated in its entirety to read as follows:

         "(iv) If it appears with respect to any Station that the Closing of the transactions contemplated by this Agreement will not occur until after December 31, 2001, Seller shall prepare with respect to such Station schedules that will accomplish the same purpose as Schedules 6.15(b)(i), 6.15(b)(ii) and 6.15(b)(iii) for calendar year 2002 (or such other calendar year(s) in which the transaction closes). Such schedules shall be prepared consistent with the terms of Section 6.15(b)."

                           (g)  Section 6.15(b) is hereby amended to include
the following additional provision:

         "(iii) Supplemental Prorated NOx Emission Allowances The Supplemental Prorated NOx Emission Allowances shall be determined as follows: (A) if the Closing of the B.L. England Station Transactions occurs at a time other than at the time of the Closing of the Deepwater Station Transactions, the number of NOx Emission Allowances issued to Seller by the NJDEP after the Closing Date, during the year of the Closing, shall be multiplied by 18.5%; (B) the product calculated in (A) shall be multiplied by 86%.; (C) the percentages on Schedule 6.15(b)(iii) shall be added from and including May 1 of the year the transaction closes up to but not including the Closing Date, or September 30 of the year the transaction closes, whichever comes first; and (D) the number of NOx Emission Allowances calculated in (B) shall be multiplied by the percentage calculated in (C). Seller shall retain the Supplemental Prorated NOx Emission Allowances. If B.L. England Station is later transferred to Buyer, Supplemental Prorated NOx Emission Allowances with respect to B.L. England Station shall be determined using the same formula, with the exception that in (A), NOx Emission Allowances issued to Seller by the NJDEP after the Closing Date, during the year of the Closing, shall be multiplied by 81.5%."

                           (h)  Section 6.15(c) is hereby amended and restated
in its entirety to read as follows:

         "Buyer shall deliver to Seller, within thirty (30) days after Closing, a statement indicating the amount of SO2 Allowances and Initial Additional NOx Emission Allowances it is owed, or that it owes Seller, in accordance with the formulas set forth in subsections (b)(i) and (ii), respectively (the "Statement"). The Statement shall be based on verified CEMs data for SO2 and NOx and shall include sufficient information to be evaluated by Seller. In the event that Seller is in disagreement with the Statement, Seller shall, within ten (10) calendar days after receipt of the Statement, notify Buyer of such disagreement setting forth with specificity the nature of such disagreement. If Seller fails to notify Buyer of all disagreements within the ten (10) calendar days provided for herein, then the Statement, as delivered by Buyer pursuant to Section 6.15(c), shall be final, binding and conclusive on the Parties hereto and the Party owing SO2 Allowances and/or Initial Additional NOx Emission Allowances to the other Party shall transfer such SO2 Allowances and/or Initial Additional NOx Emission Allowances (or make a payment in lieu of transferring such Emissions Allowances in accordance with Section 6.15(d)). If Seller is in disagreement with the Statement and notifies Buyer within such ten (10) calendar day period, then the Parties shall promptly attempt to resolve such disagreement by negotiation. If the Parties are unable to resolve such disagreements within fifteen (15) calendar days following such notice of disagreement, the Parties shall appoint an Independent Accounting Firm within thirty (30) calendar days following such notice, which shall review the Statement and any additional information related to the Statement submitted by either of the Parties and shall determine the amount of SO2 Allowances and/or Initial Additional NOx Emission Allowances owed by either of the Parties. Resolution of any such disagreements shall be made by the Independent Accounting Firm in a writing addressed to all Parties within thirty (30) calendar days following referral to it by the Parties of such disagreements in accordance with this Agreement. The findings of such Independent Accounting Firm shall be final, binding and conclusive on the Parties. All costs and fees of the Independent Accounting Firm shall be borne by Buyer and Seller equally."

                           (i)  Section 6.15(d) is hereby amended and restated
in its entirety to read as follows:

         "The Party or Parties owing SO2 Allowances and/or Initial Additional NOx Emission Allowances calculated pursuant to this Section shall transfer the number of SO2 Allowances and/or Initial Additional NOx Emission Allowances owed to the other Party by no later than thirty (30) days prior to the dates by which Buyer must have sufficient SO2 Allowances and/or Initial Additional NOx Emission Allowances in its compliance accounts in order to comply with Title IV of the federal Clean Air Act or the NOx Budget Program of New Jersey. The NOx Emission Allowances and SO2 Allowances transferred hereunder shall have a vintage year that is the same as the year the transaction closes or, solely in the case of SO2 Allowances, a prior vintage year, unless the Party that is owed such Emission Allowances waives such requirement in writing. If the Party owing SO2 Allowances and/or Initial Additional NOx Emission Allowances does not or cannot meet this provision, the other Party shall be entitled to (i) acquire SO2 Allowances and/or NOx Emission Allowances equal to the number of additional SO2 Allowances and/or Initial Additional NOx Emission Allowances calculated pursuant to this Section and (ii) seek compensation from the owing Party for the cost of acquiring such additional SO2 Allowances and/or NOx Emission Allowances, respectively ("Allowance Cost"), which shall be calculated based on the market price for such allowances as of the date such allowances are purchased; provided, that a Party that is owed SO2 Allowances and/or Initial Additional NOx Emission Allowances and has the right to purchase such Emission Allowances pursuant to this Section must purchase such Emission Allowances no later than 180 days after the date(s) by which the owing Party was to provide such Emission Allowances to the owed Party, as set forth in the first sentence of this subsection, in order to be entitled to receive compensation under this subsection. The Party that has the right to purchase SO2 Allowances and/or NOx Emission Allowances pursuant to this Section shall also be entitled to receive simple interest at the Prime Rate on the Allowance Cost, which shall accrue from the date(s) payment is due as provided in the following sentence through and including the date of payment by the owing Party. Payment shall be made no later than thirty (30) days after the owing Party receives an invoice from the owed Party for compensation, which invoice shall specify the market price of the Emissions Allowances acquired by the owed Party; provided, that the owing Party shall not be obligated to make such payment if it disputes the amount of compensation claimed by the owed Party within fifteen (15) days after receipt of the invoice from the owed Party. Any disputes concerning the compensation owed to Buyer under Section 6.15(d) shall be resolved through good faith negotiations between the Parties. Buyer and Seller shall be obligated to act reasonably to mitigate the Allowance Cost as set forth herein. Furthermore, notwithstanding anything to the contrary herein, Seller shall have no obligation to indemnify Buyer for any penalties or fines or other costs or expenses related to Buyer's failure to comply with the legal requirements of Title IV of the Clean Air Act or the NOx Budget Program of New Jersey."

                  Section 1.6   Reimbursement of Certain Metering Expenses.
Section 6.17 of the Agreement is hereby amended and restated in its entirety to read as follows:

         "From and after the Closing, Buyer shall (a) reimburse Seller for reasonable amounts expended by Seller on or prior to June 30, 2002 in connection with the installation, renovation or improvement of revenue quality meters and related equipment up to an aggregate amount of $1,500,000; and (b) cooperate with Seller as fully as reasonably possible in order to facilitate Seller's installation, renovation or improvement of revenue quality meters and related equipment to the extent that such installation, renovation or improvement requires that Seller gain access to the Real Property after the Closing Date. From the Closing Date through the date on which the installation, renovation or improvement of revenue quality meters is completed, the interim metering methodology set forth on Exhibit M to this Agreement shall be used to compensate ACE for station loads and losses occurring from the Closing Date through such date."

                  Section 1.7 Conditions to the Obligations of Buyer.
Section 7.1(j) of the Agreement is hereby amended and restated in its entirety to read as follows:

         "The ACE 400 MWh Energy Purchase Confirmation and the ACE 400 MW Capacity Purchase Confirmation shall have been terminated in all respects with no further Liability on the part of Buyer or any Affiliate of Buyer, and Buyer shall have received evidence of such termination in form and substance reasonably satisfactory to Buyer."

                  Section 1.8 Conditions to the Obligation of Seller.
Section 7.2(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

         "The ACE 400 MWh Energy Purchase Confirmation and the ACE 400 MW Capacity Purchase Confirmation shall have been terminated in all respects with no further Liability on the part of Seller or any Affiliate of Seller, and Seller shall have received evidence of such termination in form and substance reasonably satisfactory to Seller."

                  Section 1.9 Certain Termination Provisions. Section 9.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "This Agreement may be terminated by Seller, on the one hand, or Buyer, on the other hand, upon written notice to the other Party, (i) at any time prior to the Closing if any court of competent jurisdiction shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the Closing, and such order, judgment or decree shall have become final and nonappealable; (ii) at any time prior to the Closing if any Law shall have been enacted or issued by any Governmental Authority which, directly or indirectly, prohibits the consummation of the transactions contemplated by this Agreement or by any Additional Agreement; or (iii) solely with respect to the Deepwater Station Transactions, at any time after October 31, 2001, if the Closing of the Deepwater Station Transactions shall not have occurred on or before such date; and solely with respect to the B.L. England Station Transactions, at any time after December 31, 2001, if the Closing of the B.L. England Station Transactions shall not have occurred on or before such date; provided, however, that the right to terminate this Agreement under this Section 9.1(b)(iii) shall not be available to any Party whose breach of this Agreement has caused, or resulted in, the failure of the Closing to occur on or before such date."

                  Section 1.10 Effect of Termination. Section 9.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Upon termination of this Agreement prior to the Closing pursuant to Section 9.1, this Agreement shall be null and void and of no further force or effect (except that the provisions set forth in Section 6.3, this Section 9.2 and Article X, and the Confidentiality Agreement, shall remain in full force and effect in accordance with their respective terms); and no Party shall have any further Liability under this Agreement (other than for any wilful breach of its obligations hereunder), provided however, that, in the event that this Agreement is terminated pursuant to
         Section 9.1(b)(iii) with respect to the B.L. England Station Transactions or the Deepwater Station Transactions, but not both, the preceding sentence shall apply to the First Transactions and the First Station for which this Agreement shall have been so terminated, but shall remain in full force and effect for the Last Transactions and Last Station."

                  Section 1.11 No Survival. Section 10.6 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Subject to Section 3.1(b), no representation or warranty contained in this Agreement shall survive the delivery of the Limited Warranty Deeds and the Closing. Subject to Section 3.1(b), the covenants and agreements of the Parties contained in this Agreement shall survive the Closing in accordance with their respective terms."


                                 ARTICLE II

                 Release, Waiver and Additional Provisions

                  Section 2.1   Release and Waiver of Claims Against Seller
Parties.

                           (a) Buyer and each of its Affiliates hereby
unconditionally and irrevocably releases, acquits and forever discharges Seller and its Affiliates, shareholders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Seller Parties"), effective as of the date hereof, of and from, and hereby unconditionally and irrevocably waives, any and all claims, demands, debts, losses, costs, expenses, proceedings, judgments, damages, actions, causes of action, suits, contracts, agreements, obligations, accounts and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity ("Claims"), that the Buyer or any of its Affiliates alone or with any other Person had, now has, or might hereafter have against the Seller Parties or any of them jointly and/or severally, for or by reason of any matter, circumstance, event, action, omission, cause or thing whatsoever occurring or existing on or before the date of this Amendment, arising under, relating to or in connection with the Agreement (or any of the Exhibits or Schedules thereto) and which are set forth in Schedule 2.1 to this Amendment.

                           (b) Buyer hereby represents and warrants to
Seller that, as of the date of this Amendment, to Buyer's knowledge, Buyer does not have any Claims against any Seller Party, other than as set forth in Schedule 2.1 to this Amendment, which Claims have been released and waived pursuant to Section 2.1(a).

                  Section 2.2  Release and Waiver of Claims Against Buyer
Parties.

                           (a) Seller and each of its Affiliates hereby
unconditionally and irrevocably releases, acquits and forever discharges Buyer and its Affiliates, shareholders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Buyer Parties"), effective as of the date hereof, of and from, and hereby unconditionally and irrevocably waives, any and all Claims, that the Seller or any of its Affiliates alone or with any other Person had, now has, or might hereafter have against the Buyer Parties or any of them jointly and/or severally, for or by reason of any matter, circumstance, event, action, omission, cause or thing whatsoever occurring or existing on or before the date of this Amendment, arising under, relating to or in connection with the Agreement (or any of the Exhibits or Schedules thereto) and which are set forth in Schedule 2.2 to this Amendment.

                           (b) Seller hereby represents and warrants to
Buyer that, as of the date of this Amendment, to Seller's knowledge, Seller does not have any Claims against any Buyer Party, other than as set forth in Schedule 2.2 to this Amendment, which Claims have been released and waived pursuant to Section 2.2(a).

                  Section 2.3 Disclosed Matters. Pursuant to Section 6.7 of the Agreement, Buyer and Seller hereby acknowledge and agree that the supplemental or amended disclosure set forth in the Schedules to the Agreement being delivered by Seller to Buyer contemporaneously with this Amendment and dated as of the date hereof shall, for purposes of the Agreement, as amended hereby, including for purposes of determining whether the conditions to Closing set forth in Article VII of the Agreement are satisfied, be deemed to have been disclosed as of January 18, 2000.


                                ARTICLE III

                          Miscellaneous Provisions

                  Section 3.1 Amendment and Modification. Subject to applicable Law, this Amendment may be amended, supplemented or otherwise modified only by written agreement entered into by all Parties.

                  Section 3.2 Waiver of Compliance; Consents. To the extent permitted by applicable Law, any failure of any of the Parties to comply with any covenant, agreement or condition set forth herein may be waived by the Party entitled to the benefit thereof only by a written instrument signed by such Party, but any such waiver shall not operate as a waiver of, or estoppel with respect to, any prior or subsequent failure to comply therewith.

                  Section 3.3 Notices. All notices and other communications hereunder shall be in writing and shall be given in accordance with Section
10.8 of the Agreement.

                  Section 3.4 Assignment. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, but neither this Amendment nor any of the rights, interests, obligations or remedies hereunder shall be assigned by any Party hereto, including by operation of law, without the prior written consent of the other Parties, nor is this Amendment intended to confer upon any other Person any rights, interests, obligations or remedies hereunder. Without limiting the generality of the foregoing, no provision of this Amendment shall create any third-party beneficiary rights in any Employee or former employee of Seller (including any beneficiary or dependent thereof) in respect of continued employment or resumed employment, and no provision of this Amendment shall create any rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any employee benefit plan or arrangement except as expressly provided for thereunder. Notwithstanding the foregoing, (i) Seller may assign all or any portion of its rights, interests, obligations and remedies hereunder to Conectiv, a Delaware corporation, or any of Conectiv's wholly owned subsidiaries; provided, however, that no such assignment shall (A) materially impair or delay the consummation of the transactions contemplated hereby or by the Agreement or (B) relieve or discharge Seller from any of its obligations hereunder or under the Agreement; and (ii) Buyer may assign all or any portion of its rights, interests, obligations and remedies hereunder to (A) any of its wholly owned subsidiaries or (B) a trustee, lending institution or other Person solely for purposes of financing the transactions contemplated hereby; provided, however, that no such assignment shall (A) materially impair or delay the consummation of the transactions contemplated hereby or by the Agreement or (B) relieve or discharge Buyer from any of its obligations hereunder or under the Agreement.

                  Section 3.5 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles) as to all matters, including validity, construction, effect, performance and remedies. Venue in any and all suits, actions and proceedings related to the subject matter of this Amendment shall be in the state and federal courts located in and for the State of Delaware (the "Courts"), which shall have exclusive jurisdiction for such purpose, and the Parties hereby irrevocably submit to the exclusive jurisdiction of such courts and irrevocably waive the defense of an inconvenient forum to the maintenance of any such suit, action or proceeding. Service of process may be made in any manner recognized by such Courts. Each of the Parties hereby irrevocably waives its right to a jury trial arising out of any dispute in connection with this Amendment or the transactions contemplated hereby.

                  Section 3.6 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 3.7 Interpretation. The article and section headings contained in this Amendment are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or construction of this Amendment. Ambiguities and uncertainties in the wording of this Amendment shall not be construed for or against any Party, but shall be construed in the manner that most accurately reflects the Parties' intent as of the date of this Amendment. Each Party acknowledges that it has been represented by counsel in connection with the review and execution of this Amendment, and, accordingly, there shall be no presumption that this Amendment or any provision hereof be construed against the Party that drafted this Amendment.

                  Section 3.8 Effect; Entire Agreement. Except as amended, supplemented or otherwise modified by this Amendment, the Agreement shall remain in full force and effect, and the valid and binding obligation of each Party. The Agreement, as amended hereby (including the Schedules and Exhibits thereto), together with the Confidentiality Agreement, the ACE Related Purchase Agreement, as amended, and the DP&L Related Purchase Agreements, as amended, embody the entire agreement and understanding of the Parties hereto and thereto in respect of the transactions contemplated by the Agreement, as amended hereby, the Additional Agreements, the ACE Related Purchase Agreement, as amended, and the DP&L Related Purchase Agreements, as amended, and supersedes all prior agreements and understandings between or among the Parties with respect to the transactions contemplated hereby or thereby.





                          [Signature Page Follows]



                  IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date and year first written above.

                                    ATLANTIC CITY ELECTRIC COMPANY


                                    By:  /s/ Philip S. Reese
                                       ------------------------------------
                                          Philip S. Reese
                                          Vice President and Treasurer


                                    NRG ENERGY, INC.


                                    By:  /s/ David H. Peterson
                                       ------------------------------------
                                           David H. Peterson
                                           Chairman, President and CEO










                        (ACE WHOLLY OWNED STATIONS)




                                                                 EXHIBIT 2.4



                                                    ACE JOINTLY OWNED AGREEMENT



                                 AMENDMENT
                                   TO THE
                        PURCHASE AND SALE AGREEMENT
                               BY AND BETWEEN
                       ATLANTIC CITY ELECTRIC COMPANY
                                    AND
                              NRG ENERGY, INC.


                  AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (the "Amendment") by and between Atlantic City Electric Company, a New Jersey corporation ("ACE" or "Seller"), and NRG Energy, Inc., a Delaware corporation ("Buyer"), dated as of June 22, 2001. Seller and Buyer may each be referred to herein individually as a "Party" and collectively as the "Parties." Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Agreement (as defined below).

                  WHEREAS, Seller and Buyer are Parties to that certain Purchase and Sale Agreement, dated as of January 18, 2000 (the
"Agreement"), providing for the sale and assignment by Seller of the Purchased Assets and the Assumed Liabilities and the purchase and assumption by Buyer of the Purchased Assets and the Assumed Liabilities, upon the terms and conditions set forth in the Agreement; and

                  WHEREAS, the Closing of the transactions contemplated by the Agreement, the ACE Related Purchase Agreement and the DP&L Related Purchase Agreements has been unexpectedly delayed; and

                  WHEREAS, as a result of the delay of the Closing, the Parties desire to amend the Agreement as set forth herein, and the ACE Related Purchase Agreement and the DP&L Related Purchase Agreements as set forth in the respective amendments to such agreements, which are being entered into simultaneously with this Amendment, to, among other things, extend the termination date of the Agreement, the ACE Related Purchase Agreement and the DP&L Related Purchase Agreements.

                  NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:


                                 ARTICLE I

              Amendment of Certain Provisions of the Agreement

                  Section 1.1 Relationship of the Agreement and the Related Purchase Agreements. Section 3.9 of the Agreement is hereby amended by deleting such Section in its entirety.

                  Section 1.2  Certain Closing Conditions.

                           (a) Section 7.1(j) of the Agreement is hereby
amended by deleting such Section in its entirety.

                           (b) Section 7.2(i) of the Agreement is hereby
amended by deleting such Section in its entirety.

                  Section 1.3 Certain Termination Provisions. Section 9.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

         "This Agreement may be terminated by Seller, on the one hand, or Buyer, on the other hand, upon written notice to the other Party,
         (i) at any time prior to the Closing if any court of competent jurisdiction shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the Closing, and such order, judgment or decree shall have become final and nonappealable; (ii) at any time prior to the Closing if any Law shall have been enacted or issued by any Governmental Authority which, directly or indirectly, prohibits the consummation of the transactions contemplated by this Agreement or any Additional Agreement; or (iii) at any time after October 31, 2001, if the Closing shall not have occurred on or before such date; provided, however, that the right to terminate this Agreement under this Section 9.1(b)(iii) shall not be available to any Party whose breach of this Agreement has caused, or resulted in, the failure of the Closing to occur on or before such date."


                                 ARTICLE II

                 Release, Waiver and Additional Provisions

                  Section 2.1  Release and Waiver of Claims Against Seller
Parties.

                           (a) Buyer and each of its Affiliates hereby
unconditionally and irrevocably releases, acquits and forever discharges Seller and its Affiliates, shareholders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Seller Parties"), effective as of the date hereof, of and from, and hereby unconditionally and irrevocably waives, any and all claims, demands, debts, losses, costs, expenses, proceedings, judgments, damages, actions, causes of action, suits, contracts, agreements, obligations, accounts and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity ("Claims"), that the Buyer or any of its Affiliates alone or with any other Person had, now has, or might hereafter have against the Seller Parties or any of them jointly and/or severally, for or by reason of any matter, circumstance, event, action, omission, cause or thing whatsoever occurring or existing on or before the date of this Amendment, arising under, relating to or in connection with the Agreement (or any of the Exhibits or Schedules thereto) and which are set forth in Schedule 2.1 to this Amendment.

                           (b) Buyer hereby represents and warrants to
Seller that, as of the date of this Amendment, to Buyer's knowledge, Buyer does not have any Claims against any Seller Party, other than as set forth in Schedule 2.1 to this Amendment, which Claims have been released and waived pursuant to Section 2.1(a).

                  Section 2.2  Release and Waiver of Claims Against Buyer
Parties.

                           (a) Seller and each of its Affiliates hereby
unconditionally and irrevocably releases, acquits and forever discharges Buyer and its Affiliates, shareholders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Buyer Parties"), effective as of the date hereof, of and from, and hereby unconditionally and irrevocably waives, any and all Claims, that the Seller or any of its Affiliates alone or with any other Person had, now has, or might hereafter have against the Buyer Parties or any of them jointly and/or severally, for or by reason of any matter, circumstance, event, action, omission, cause or thing whatsoever occurring or existing on or before the date of this Amendment, arising under, relating to or in connection with the Agreement (or any of the Exhibits or Schedules thereto) and which are set forth in Schedule 2.2 to this Amendment.

                           (b) Seller hereby represents and warrants to
Buyer that, as of the date of this Amendment, to Seller's knowledge, Seller does not have any Claims against any Buyer Party, other than as set forth in Schedule 2.2 to this Amendment, which Claims have been released and waived pursuant to Section 2.2(a).

                  Section 2.3 Disclosed Matters. Pursuant to Section 6.6 of the Agreement, Buyer and Seller hereby acknowledge and agree that the supplemental or amended disclosure set forth in the Schedules to the Agreement being delivered by Seller to Buyer contemporaneously with this Amendment and dated as of the date hereof shall, for purposes of the Agreement, as amended hereby, including for purposes of determining whether the conditions to Closing set forth in Article VII of the Agreement are satisfied, be deemed to have been disclosed as of January 18, 2000.


                                ARTICLE III

                          Miscellaneous Provisions

                  Section 3.1 Amendment and Modification. Subject to applicable Law, this Amendment may be amended, supplemented or otherwise modified only by written agreement entered into by all Parties.

                  Section 3.2 Waiver of Compliance; Consents. To the extent permitted by applicable Law, any failure of any of the Parties to comply with any covenant, agreement or condition set forth herein may be waived by the Party entitled to the benefit thereof only by a written instrument signed by such Party, but any such waiver shall not operate as a waiver of, or estoppel with respect to, any prior or subsequent failure to comply therewith.

                  Section 3.3 Notices. All notices and other communications hereunder shall be in writing and shall be given in accordance with Section
10.8 of the Agreement.

                  Section 3.4 Assignment. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, but neither this Amendment nor any of the rights, interests, obligations or remedies hereunder shall be assigned by any Party hereto, including by operation of law, without the prior written consent of the other Parties, nor is this Amendment intended to confer upon any other Person any rights, interests, obligations or remedies hereunder. Without limiting the generality of the foregoing, no provision of this Amendment shall create any third-party beneficiary rights in any Employee or former employee of Seller (including any beneficiary or dependent thereof) in respect of continued employment or resumed employment, and no provision of this Amendment shall create any rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any employee benefit plan or arrangement except as expressly provided for thereunder. Notwithstanding the foregoing, (i) Seller may assign all or any portion of its rights, interests, obligations and remedies hereunder to Conectiv, a Delaware corporation, or any of Conectiv's wholly owned subsidiaries; provided, however, that no such assignment shall (A) materially impair or delay the consummation of the transactions contemplated hereby or by the Agreement or (B) relieve or discharge Seller from any of its obligations hereunder or under the Agreement; and (ii) Buyer may assign all or any portion of its rights, interests, obligations and remedies hereunder to (A) any of its wholly owned subsidiaries or (B) a trustee, lending institution or other Person solely for purposes of financing the transactions contemplated hereby; provided, however, that no such assignment shall (A) materially impair or delay the consummation of the transactions contemplated hereby or by the Agreement or (B) relieve or discharge Buyer from any of its obligations hereunder or under the Agreement.

                  Section 3.5 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles) as to all matters, including validity, construction, effect, performance and remedies. Venue in any and all suits, actions and proceedings related to the subject matter of this Amendment shall be in the state and federal courts located in and for the State of Delaware (the "Courts"), which shall have exclusive jurisdiction for such purpose, and the Parties hereby irrevocably submit to the exclusive jurisdiction of such courts and irrevocably waive the defense of an inconvenient forum to the maintenance of any such suit, action or proceeding. Service of process may be made in any manner recognized by such Courts. Each of the Parties hereby irrevocably waives its right to a jury trial arising out of any dispute in connection with this Amendment or the transactions contemplated hereby.

                  Section 3.6 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 3.7 Interpretation. The article and section headings contained in this Amendment are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or construction of this Amendment. Ambiguities and uncertainties in the wording of this Amendment shall not be construed for or against any Party, but shall be construed in the manner that most accurately reflects the Parties' intent as of the date of this Amendment. Each Party acknowledges that it has been represented by counsel in connection with the review and execution of this Amendment, and, accordingly, there shall be no presumption that this Amendment or any provision hereof be construed against the Party that drafted this Amendment.

                  Section 3.8 Effect; Entire Agreement. Except as amended, supplemented or otherwise modified by this Amendment, the Agreement shall remain in full force and effect, and the valid and binding obligation of each Party. The Agreement, as amended hereby (including the Schedules and Exhibits thereto), together with the Confidentiality Agreement, the DP&L Related Purchase Agreement, as amended, and the ACE Related Purchase Agreements, as amended, embody the entire agreement and understanding of the Parties hereto and thereto in respect of the transactions contemplated by the Agreement, as amended hereby, the Additional Agreements, DP&L Related Purchase Agreement, as amended, and the ACE Related Purchase Agreements, as amended, and supersedes all prior agreements and understandings between or among the Parties with respect to the transactions contemplated hereby or thereby.



                          [Signature Page Follows]




                  IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date and year first written above.

                                    ATLANTIC CITY ELECTRIC COMPANY


                                    By:  /s/ Philip S. Reese
                                       --------------------------------------
                                          Philip S. Reese
                                          Vice President and Treasurer


                                    NRG ENERGY, INC.


                                    By:  /s/ David H. Peterson
                                       --------------------------------------
                                           David H. Peterson
                                           Chairman, President and CEO




















                        (ACE JOINTLY OWNED STATIONS)

                                                                 EXHBIT 99.1





[GRAPHIC OMITTED]


June 25 2001
Contacts:Ted Caddell, Public Affairs; 302-283-5811
Bob Marshall, Investor Relations; 302-429-3164

CONECTIV ANNOUNCES SALE OF BASE-LOAD PLANTS TO NRG
                New Mid-Merit Generation and Power Purchase
                Agreements Ensure Reliability

WILMINGTON, Del. - Conectiv (NYSE:CIV) today announced its Delmarva Power & Light Company subsidiary has completed the sale of approximately 1,081 megawatts of baseload coal-fired generation to subsidiaries of NRG Energy.

As part of its strategic focus on the 'mid-merit' generation market in the mid-Atlantic region, Conectiv will retain approximately 2,000 megawatts of mid-merit and peaking generation in the PJM power pool. The company is driving forward to establish a market leading position in the mid-merit segment, with the goal of adding a total of 4,000 megawatts of mid-merit generation by 2004. Conectiv's mid-merit power plants come on line quickly and produce electricity when demand is high, and can be stopped quickly when demand drops.

Delmarva Power entered into both short- and long-term purchase power contracts with NRG to provide energy and capacity for the Delmarva Peninsula.

In addition to the retention of 2,000 megawatts of mid-merit generation, the company is currently well into a $300 million, 550 megawatt expansion of the Hay Road plant. The first combustion turbine at that plant, which will produce 116 megawatts, began commercial operation in early June.

"Our decision to concentrate on mid-merit plants, such as the Hay Road expansion project, coupled with the power purchase arrangements we have put in place all mean one thing for Conectiv customers - a steady and reliable supply of electricity into the future," according to Conectiv President Tom Shaw.

The sales announced today cover the Indian River Power Plant near Millsboro, Del.; the Vienna Power Plant near Vienna, Md., and minority interests in the Keystone and Conemaugh coal-fired plants in Pennsylvania. Excluding inventory adjustments and other items, Conectiv received approximately $630 million in cash for the plants. An after-tax gain of approximately $170 million to $175 million is expected to be recognized in Conectiv's second quarter 2001 earnings as a result of the sales. Proceeds are expected to be used to repay debt and to fund Conectiv's mid-merit construction program.

                                   (more)

As previously announced, Delmarva Power and Atlantic City Electric, also a Conectiv subsidiary, entered into purchase and sale agreements with NRG in January 2000 for the sale of approximately 1,900 megawatts of generation assets, including the 1,081 sold to NRG. Consummation of the sales is conditioned upon, among other things, receipt of required regulatory approvals. Because the parties have not yet received the required approval of the New Jersey Board of Public Utilities for Atlantic City Electric's generation assets, those sales were not consummated simultaneously with the Delmarva Power assets, as originally contemplated by Conectiv and NRG. Subject to receipt of the New Jersey Board of Public Utilities approval, Conectiv expects the sale of certain Atlantic City Electric assets to take place during 2001.

In connection with the sale of the Delmarva Power assets, Conectiv and NRG amended the purchase and agreements, among other reasons, to permit separate closings of the sales of the Delmarva Power and Atlantic City Electric assets.

                                   #####

Conectiv, a Fortune 500 company headquartered in Wilmington, DE, is focused on two core energy businesses. Conectiv Power Delivery provides safe, reliable, and affordable energy service to more than one million customers in New Jersey, Delaware, Maryland, and Virginia. Conectiv Energy uses a sophisticated power-trading unit to optimize the value of a growing portfolio of mid-merit power plants that can start and stop quickly in response to changes in the demand for power within the PJM [Pennsylvania-New Jersey-Maryland] power pool.


FORWARD-LOOKING STATEMENTS

         The Private Securities Litigation Reform Act of 1995 (the "Litigation Reform Act") provides a "safe harbor" for forward-looking statements to encourage such disclosures without the threat of litigation, provided those statements are identified as forward-looking and are accompanied by meaningful, cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statement. Forward-looking statements have been made in this Press Release. Such statements are based on beliefs of Conectiv's (the "Company's") management ("Management") as well as assumptions made by and information currently available to Management. When used herein, the words "will," "anticipate," "estimate," "expect," "objective," and similar expressions are intended to identify forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following: deregulation of energy supply and telecommunications; the unbundling of delivery services; an increasingly competitive energy and telecommunications marketplace; results of any asset dispositions; sales retention and growth; federal and state regulatory actions; future litigation results; cost of construction; operating restrictions; increased costs and construction delays attributable to environmental regulations; nuclear decommissioning and the availability of reprocessing and storage facilities for spent nuclear fuel; and credit market concerns. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing list of factors pursuant to the Litigation Reform Act should not be construed as exhaustive or as an admission regarding the adequacy of disclosures made prior to the effective date of the Litigation Reform Act.
                           ###www.conectiv.com##